UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013 (March 25, 2013)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Ryman Hospitality Properties, Inc., a Delaware corporation (the “Company”), is currently in the process of extending its $925 million senior secured credit facility beyond its current maturity date of August 15, 2015, as well as amending the pricing, size (including, potentially, an increase) and other terms of the facility. The Company currently anticipates completing the amendment and extension during the second quarter of 2013, although there can be no assurance that such amendment and extension will be completed on favorable terms or at all.

The information furnished pursuant to this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended (the “Securities Act”) and shall not be otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this Current Report that is required to be disclosed solely by Item 7.01. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report under Item 7.01 is current only as of March 25, 2013 and may change thereafter.

ITEM 8.01. OTHER EVENTS.

On March 25, 2013, the Company announced that certain of its subsidiaries intend to offer, in a private placement, up to $300 million aggregate principal amount of senior notes due 2021 (the “notes”).

The notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside of the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security.

A copy of the press release announcing the intention of certain of the Company’s subsidiaries to offer the notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (as defined within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the intention of the Company to amend and extend its $925 million senior secured credit facility, the intention of certain of the Company’s subsidiaries to issue the notes, the Company’s expectation of the aggregate principal amount of notes to be sold and the Company’s intended use of proceeds of the offering. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release of Ryman Hospitality Properties, Inc., dated March 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: March 25, 2013	By:	/s/ Scott Lynn
	Name:	Scott Lynn
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Press Release of Ryman Hospitality Properties, Inc., dated March 25, 2013.